UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2016

SOOUM CORPORATION
(Name of small business in its charter)

_____________________________________

Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
590 Madisen Avenue Suite 1800 New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number:  (817) 845-6244

______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On October 6, 2016, we filed with the Securities and Exchange Commission a Current Report on Form 8-K, which reported the closing of an exchange transaction between the constituent companies. This Amendment No.1 to our Current Report on Form 8-K is being filed to report the financial information that was required to be presented as a result of the closing of the Exchange Transaction described in our earlier Current Report referenced herein. This filing is being made in order to file the subject financial statements required in the original filing on a delayed basis in accordance with Item 9.01 (a) of form 8-K. Except as described herein, no other changes have been made to our Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

A. Financial Statements for Business Acquired.  See Attached

B. Pro-Forma Financial Information.  See Attached

C. Exhibits. None

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autho

SWORDFISH FINANCIAL, INC.
Dated: January 24, 2017	By:	/s/ William Westbrook
	Name:	William Westbrook
	Title:	CEO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of Western Grade LLC

We have audited the accompanying balance sheets of Western Grade LLC as of December 31, 2015 and 2014, and the related statements of income, comprehensive income, members’ equity, and cash flows for each of the years in the two year period ended December 31, 2015. Western Grade LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Grade LLC as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the years in the two year period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern.  As discussed in Note J to the  financial statements, the Company has suffered recurring losses from operations and negative cash flows from operations the past two years.  These factors raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note J.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DLL CPAS, LLC
Bonita Springs, FL

January 27, 2017

Western Grade LLC
Show Low, Arizona

BALANCE SHEETS

	(Unaudited)	Audited	Audited
	September 30,	December 31,	December 31,
	2016	2015	2014

ASSETS
Current Assets
Cash and Cash Equivalents	$ 115,038	$ 93,374	$ 105,495
Accounts Receivable - Net of Allowance for Doubtful Accounts	243,331	778,116	509,099
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	2,590	734	35,290
Employee Advances	5,275	5,275	—
Notes Receivable - Related Parties	152,091	161,918	158,199

Total Current Assets	518,325	1,039,417	808,083

Property and Equipment - Net of Accumulated Depreciation	397,762	664,245	843,724

Total Assets	$ 916,087	$ 1,703,662	$ 1,651,807

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Liabilities
Current Liabilities
Line of Credit	$ 959,088	$ 795,268	$ 806,585
Notes Payable - Due Within One Year	59,751	91,629	55,642
Accounts Payable	410,980	637,150	386,157
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	54,150	625	24,411
Accrued Expenses	39,684	11,211	16,375
Customer Deposits	—	—	22,356

Total Current Liabilities	1,523,653	1,535,883	1,311,526

Other Liabilities
Notes Payable - Due After One Year	72,321	198,662	179,523
Note Payable - Member	249,533	2,359	—

Total Liabilities	1,845,507	1,736,904	1,491,049

Total Members' Equity (Deficit)	(929,420)	(33,242)	160,758

Total Liabilities and Members' Equity (Deficit)	$ 916,087	$ 1,703,662	$ 1,651,807

See Financial Statement Notes

Western Grade LLC
Show Low, Arizona

STATEMENTS OF OPERATIONS

	Unaudited	Audited	Audited
	For the Nine Months Ended	Year Ended	Year Ended
	September 30, 2016	December 31, 2015	December 31, 2014
Revenues, Net	$ 1,963,899	$ 5,137,640	$ 4,532,865

Cost of Sales	1,533,792	4,254,201	2,818,209

Gross Profit	430,107	883,439	1,714,656

Expenses
General and Administrative	1,247,752	1,099,185	1,929,056

Total Expenses	1,247,752	1,099,185	1,929,056

Loss Before Other Income and (Expense)	(817,645)	(215,746)	(214,400)

Other Income and (Expense)
Gain on Sale of Assets	5,160	17,000	141,255
Interest Income (Expense)	(2,703)	4,746	4,858
Leased Employee Income	19,056	—	—

Total Other Income and (Expense)	21,513	21,746	146,113

Loss from Operations Before
Provision for Taxes	(796,132)	(194,000)	(68,287)

Provision for Taxes	—	—	—

Net Loss for the Period	$ (796,132)	$ (194,000)	$ (68,287)

See Financial Statement Notes

Western Grade LLC
Show Low, Arizona

STATEMENTS OF CASH FLOWS

	Unaudited	Audited	Audited
	For the Nine Months Ended	Year Ended	Year Ended
	9/30/2016	December 31, 2015	December 31, 2014

Cash Flows from Operating Activities

Net Loss for the Period	$ (796,132)	$ (194,000)	$ (68,287)

Non-Cash Adjustments:
Bad Debts (Recovery)	55,963	(4,357)	6,583
Depreciation	166,642	238,179	263,260
Gain on Sale of Assets	(5,160)	(17,000)	(141,255)
Changes in Assets and Liabilities:
Accounts Receivable	478,822	(264,660)	(2,652)
Employee Advances	—	(5,275)	—
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	(1,856)	34,556	(35,290)
Accounts Payable	(226,170)	250,993	139,287
Accrued Expenses	28,474	(5,164)	(6,942)
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	53,525	(23,786)	24,411
Customer Deposits	—	(22,356)	4,792

Net Cash Flows Used In Operating Activities	(245,892)	(12,870)	183,907

Cash Flows From Investing Activities
Proceeds from Sale of Equipment	105,000	95,000	224,618
Purchase of Property and Equipment	—	(136,700)	(447,835)
Repayment from Stockholders	—	—	279,477
(Increase) Decrease in Notes Receivable - Net	9,827	(3,719)	(158,199)

Net Cash Flows Used In Investing Activities	114,827	(45,419)	(101,939)

Cash Flows From Financing Activities
Proceeds from Notes Payable	1,010,016	1,250,191	592,445
Proceeds from Notes Payable Member	257,174	206,613	—
Repayment of Notes Payable	(1,004,415)	(1,206,382)	(446,716)
Repayment of Notes Payable - Member	(10,000)	(204,254)	—
Member Distributions	(100,046)	—	(211,341)

Net Cash Flows Used In Financing Activities	152,729	46,168	(65,612)

Net Change in Cash and Cash Equivalents	21,664	(12,121)	16,356

Cash and Cash Equivalents - Beginning of Period	93,374	105,495	89,139

Cash and Cash Equivalents - End of Period	$ 115,038	$ 93,374	$ 105,495

Cash Paid During the Period for:
Interest	—	—	—
Income Taxes	—	—	—

See Financial Statement Notes

Western Grade LLC
Show Low, Arizona

STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIT)

Balance - January 1, 2014	$ 440,386

Members' Distributions	(211,341)

Net Loss for the Year Ended December 31, 2014	(68,287)

Balance - December 31, 2014 (Audited)	160,758

Net Loss for the Year Ended December 31, 2015	(194,000)

Balance - December 31, 2015 (Audited)	(33,242)

Members' Distributions	(100,046)

Net Loss for the Nine Months Ended September 30, 2016	(796,132)

Balance - September 30, 2016 (Unaudited)	$ (929,420)

See Financial Statement Notes

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – Years Ended December 31, 2015 and 2014

NOTE A – Basis of Presentation

The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented.  The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain information that is not required for interim financial reporting purposes has been omitted.

NOTE B – Organization and Operations

Western Grade LLC was formed as an Arizona Limited Liability Company in 2001.  The latest date this Company can dissolve is December, 2050.  The Company operates as a general industrial contractor within the State of Arizona. Contracts are preformed on a fixed price; fixed price per-unit; and a time and material basis.  Additionally, the Company provides transportation services, primarily hauling and delivering material aggregates.

    Material Definitive Agreement

On August 25, 2016, SoOum Corp entered into a Securities Purchase Agreement with one hundred percent (100%) of the members (the “Sellers”) of Western Grade LLC.   Upon the closing of the transaction on October 6, 2016, Western Grade LLC members transferred all of their outstanding ownership interests to SoOum Corp. In consideration, SoOum Corp. issued 420,000,000 shares of common stock to the Sellers. The common stock received by the members of Western Grade LLC represent an ownership interest in SoOum Corp of approximately 42%.  Western Grade LLC is now a wholly owned subsidiary of SoOum Corp. See Form 8-K filed by SoOum Corp. on October 6, 2016 for more detail.

NOTE C – Summary of Significant Accounting Policies

    Summary of Accounting Policies

Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Method of Accounting

The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.  The Company maintains cash and cash equivalents at financial institutions, which periodically may exceed federally insured amounts.

- continued –

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – Years Ended December 31, 2015 and 2014

NOTE C – Summary of Significant Accounting Policies - continued

    Income Taxes

The Company, with the consent of its members, elected under the Internal Revenue Code to be an S Corporation, effective January 1, 2006.  Accordingly, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income.  Therefore no provision or liability for federal income taxes has been included in these financial statements.

The Company’s federal and state income tax returns are subject to possible examination by the taxing authorities until the expiration of the related statutes of limitation on those returns.  In general, the federal and state tax returns have, respectively, a three and four-year statute of limitations.

                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

    Contract Receivables

Contract receivables are stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to the allowance for doubtful accounts based on its assessment of the current status of individual accounts.  Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to contract receivables.  Allowance for doubtful accounts was $2,226 and $6,583, at December 31, 2015 and 2014, respectively.

    Property, Equipment and Depreciation

Property and equipment are stated at cost, less accumulated depreciation computed using the straight line method over the estimated useful lives as follows:

Construction Equipment and Trucks                5 - 7 Years

Office Equipment                                           3 - 7 Years

Maintenance and repairs are charged to expense.  The cost of the assets retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts.

    Sales Tax

The State of Arizona and other local governments impose a transaction privilege (sales) tax on contracts the Company is deemed to be the prime contractor.  The Company performs work as both a general (prime) contractor, and as a subcontractor to other general contractors.

- continued –

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – Years Ended December 31, 2015 and 2014

NOTE C – Summary of Significant Accounting Policies - continued

    Long – Term Construction Contracts

The Company follows the percentage of completion method of accounting for construction contracts.  Income is recognized in the ration that costs incurred bears to estimated total costs.  That method is used because management considers total cost to be the best available measure of progress on the contracts.  Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.  Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.  The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs and income recognized is shown as a current liability.

Revenue from cost-plus and time and material contracts are recognized currently as the work is preformed and billed.  Revenue from transportation services is recognized currently as the work is performed and billed.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs.  Selling, general and administrative costs are charged to expense as incurred.

NOTE D –Notes Receivable – Related Parties

Notes receivable related parties consist of the following at December 31, 2015 and 2014.  All notes are due on demand.

December 31,	2015	2014

Western Capital PIT – 100% Owned by Member	$ 156,231	$ 157,199

Western Materials – 50% Owned by Member	687	1,000

Jeremy Flores - Member	5,000	––

Total Notes Receivable – Related Parties	$ 161,918	$ 158,199

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – Years Ended December 31, 2015 and 2014

NOTE E – Property and Equipment

    Property and equipment are recorded at cost and consisted of the following:

December 31,	2015	2014

Construction Equipment and Trucks	$2,948,245	$2,909,045
Office Equipment	72,179	72,179
	$ 3,020,424	$ 2,981,224
Less: Accumulated Depreciation	2,356,179	2,137,500

Net Property and Equipment	$ 664,245	$ 843,724

Depreciation expense for the years ended December 31, 2015 and 2014 was $238,179 and $263,260, respectively.

Note F - Notes Payable

 Notes payable consisted of the following:

December 31,	2015	2014

Ally
Installment note payable of $773 per month including principal and interest at 4%. Secured by vehicle.	$ 24,424,	$ 34,815

Catapillar Financial Services
Installment note payable of $2,116 per month including principal and interest at 4.42%. Secured by equipment.	76,133	99,973

Chase
Installment note payable of $748 per month including principal and interest at 7.04%. Secured by vehicle.	15,524	25,579

Direct Capital
Installment note payable of $2,287 per month including principal and interest at 4.49%. Secured by equipment.	101,375	––

Financial Pacific
Installment note payable of $1,179 per month including principal and interest at 8.1%. Secured by equipment.	13,673	––

John Deere
Installment note payable of $1,505 per month including principal and interest at 8.4%. Secured by equipment.	59,162	74,798

Total Notes Payable	$ 290,291	$ 235,165

Less: Amount Due Within One Year	91,629	55,642

Amount Due After One Year	$ 198,662	$ 179,523

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – Years Ended December 31, 2015 and 2014

NOTE F – Notes Payable – continued

Interest expense for the years ended December 31, 2015 and 2014 was $64,188 and $94,191, respectively.

The Company has a line of credit with Peoples United Equipment Finance in the amount of $1,010,016 bearing interest at 7.25%. The outstanding balance at December 31, 2015 and 2014 was $795,268 and $806,585, respectively.

Note G – Cost, Estimated Profits and Billings on Uncompleted Contracts

   Costs, estimated profits and billings on uncompleted contracts consisted of the following:

December 31,	2015	2014

Costs Incurred on Uncompleted Contracts	$ 2,955	$ 116,786

Estimated Profits	478	13,970

Total	3,433	130,756

Billings on Uncompleted Contracts	(3,324)	(119,877)

	$ 109	$ 10,879

Included in the Balance Sheet Under the Following Captions:

Costs and Estimated Profits in Excess of Billings on Uncompleted Contacts	$ 734	$ 35,290

Billings in Excess of Costs and Estimated Profits on Uncompleted Contracts	(625)	(24,411)

Total	$ 109	$ 10,879

Note H –  Related Party Transactions

During the years ended December 31, 2015 and 2014 the Company purchased materials for $167,490 and $191,654, respectively from Western Materials a company related through common ownership.  Additionally, the Company subleases its office and yard from Western Materials on a month to month basis.  Total rent expense during the year ended December 31, 2015 and 2014 was $13,396 and $61,510, respectively.

The Company leases a vehicle and equipment from a member of the Company on an as needed basis.  Rent expense was $12,380 and $27,750 for the years ended December 31, 2015 and 2014, respectively.

The Company also had some immaterial transactions with related entities during the periods that occurred due to size and convenience of the transactions.

Note I –    Leases

The Company leases its office space on an annual basis. Rent for the years ended December 31, 2015 and 2014 was $37,839 and $59,462, respectively.

Note J – Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has reported recurring losses from operations and negative cash flows from operations for the past 2 years.  As a result, there is an accumulated deficit of at December 31, 2015 and 2014.

=================================================================================================================

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – For 9 Months Ended September 30, 2016

NOTE A – Basis of Presentation

 The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).  Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of the Company for the interim periods presented.  The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain information that is not required for interim financial reporting purposes has been omitted.

NOTE B – Organization and Operations

Western Grade LLC was formed as an Arizona Limited Liability Company in 2001.  The latest date this Company can dissolve is December, 2050.  The Company operates as a general industrial contractor within the State of Arizona. Contracts are preformed on a fixed price; fixed price per-unit; and a time and material basis.  Additionally, the Company provides transportation services, primarily hauling and delivering material aggregates.

Material Definitive Agreement

On August 25, 2016, SoOum Corp entered into a Securities Purchase Agreement with one hundred percent (100%) of the members (the “Sellers”) of Western Grade LLC.   Upon the closing of the transaction on October 6, 2016, Western Grade LLC members transferred all of their outstanding ownership interests to SoOum Corp. In consideration, SoOum Corp. issued 420,000,000 shares of common stock to the Sellers. The common stock received by the members of Western Grade LLC represent an ownership interest in SoOum Corp of approximately 42%.  Western Grade LLC is now a wholly owned subsidiary of SoOum Corp. See Form 8-K filed by SoOum Corp. on October 6, 2016 for more detail.

NOTE C – Summary of Significant Accounting Policies

    Summary of Accounting Policies

Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

- continued –

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – For 9 Months Ended September 30, 2016

NOTE C – Summary of Significant Accounting Policies - continued

    Method of Accounting

The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.  The Company maintains cash and cash equivalents at financial institutions, which periodically may exceed federally insured amounts.

 Income Taxes

 The Company, with the consent of its members, elected under the Internal Revenue Code to be an S Corporation, effective January 1, 2006.  Accordingly, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income.  Therefore no provision or liability for federal income taxes has been included in these financial statements.

 The Company’s federal and state income tax returns are subject to possible examination by the taxing authorities until the expiration of the related statutes of limitation on those returns.  In general, the federal and state tax returns have, respectively, a three and four year statute of limitations.

                 Use of Estimates

 The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Contract Receivables

Contract receivables are stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to the allowance for doubtful accounts based on its assessment of the current status of individual accounts.  Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to contract receivables.  At September 30, 2016, allowance for doubtful accounts was $58,189.

Property, Equipment and Depreciation

Property and equipment are stated at cost, less accumulated depreciation computed using the straight line method over the estimated useful lives as follows:

Construction Equipment and Trucks

5 - 7 Years

Office Equipment

 3 - 7 Years

Maintenance and repairs are charged to expense.  The cost of the assets retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts.

- continued –

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – For 9 Months Ended September 30, 2016

NOTE C – Summary of Significant Accounting Policies - continued

Sales Tax

The State of Arizona and other local governments impose a transaction privilege (sales) tax on contracts the Company is deemed to be the prime contractor.  The Company performs work as both a general (prime) contractor, and as a subcontractor to other general contractors.

Long – Term Construction Contracts

The Company follows the percentage of completion method of accounting for construction contracts.  Income is recognized in the ration that costs incurred bears to estimated total costs.  That method is used because management considers total cost to be the best available measure of progress on the contracts.  Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.  Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined.  The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs and income recognized is shown as a current liability.

Revenue from cost-plus and time and material contracts are recognized currently as the work is preformed and billed.  Revenue from transportation services is recognized currently as the work is performed and billed.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs.  Selling, general and administrative costs are charged to expense as incurred.

NOTE D –Notes Receivable – Related Parties

Notes receivable related parties consist of the following at September 30, 2016.  All notes are due on demand.

September 30,	2016

Western Capital PIT – 100% Owned by Member	$ 156,231

Western Materials – 50% Owned by Member	(9,140)

Jeremy Flores - Member	5,000

Total Notes Receivable – Related Parties	$ 152,091

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – For 9 Months Ended September 30, 2016

NOTE E – Property and Equipment

 Property and equipment are recorded at cost and consisted of the following:

September 30,	2016

Construction Equipment and Trucks	$2,831,764
Office Equipment	72,179
$ 2,903,943
Less: Accumulated Depreciation	2,506,181

Net Property and Equipment	$ 397,762

Depreciation expense for the nine months ended September 30, 2016 was $ 166,642.

Note F -Notes Payable

Notes payable consisted of the following:

September 30,	2016

Ally
Installment note payable of $773 per month including principal and interest at 4%. Secured by vehicle.	$ 19,012

Catapillar Financial Services
Installment note payable of $2,116 per month including principal and interest at 4.42%. Secured by equipment.	54,970

Chase
Installment note payable of $748 per month including principal and interest at 7.04%. Secured by vehicle.	9,540

Financial Pacific
Installment note payable of $1,179 per month including principal and interest at 8.1%. Secured by equipment.	3,078

John Deere
Installment notepayable of $1,505 per month including principal and interest at 8.4%. Secured by equipment.	45,472

Total Notes Payable	$ 132,072

Less: Amount Due Within One Year	59,751

Amount Due After One Year	$ 72,321

Interest expense for the nine months ended September 30, 2016 was $113,440.

The Company has a line of credit with Peoples United Equipment Finance in the amount of $1,010,016 bearing interest at 7.25%. The outstanding balance at September 30, 2016 was $959,088.

Western Grade LLC

Show Low, Arizona

NOTES TO UNAUDITED FINANCIAL STATEMENTS – For 9 Months Ended September 30, 2016

Note G – Cost, Estimated Profits and Billings on Uncompleted Contracts

Costs, estimated profits and billings on uncompleted contracts consisted of the following:

September 30,	2016

Costs Incurred on Uncompleted Contracts	$ 5,981

Estimated Profits	814

Total	6,795

Billings on Uncompleted Contracts	(58,355)

$ (51,560)

Included in the Balance Sheet Under the Following Captions:

Costs and Estimated Profits in Excess of Billings on Uncompleted Contacts	$ 2,590

Billings in Excess of Costs and Estimated Profits on Uncompleted Contracts	(54,150)

Total	$ (51,560)

Note H – Related Party Transactions

During the nine months ended September 30, 2016 the Company purchased materials for $229,281 from Western Materials a company related through common ownership. Included in accounts payable at September 30, 2016 was $79,757 to Western Materials.  Additionally, the Company subleases its office and yard from Western Materials on a month to month basis.  Total rent expense during the nine months ended September 30, 2016 was $7,539.

The Company leases a vehicle and equipment from a member of the Company on an as needed basis.  Rent expense was $4,925 for the nine months ended September 30, 2016.

The Company also had some immaterial transactions with related entities during the periods that occurred due to size and convenience of the transactions.

Note I – Leases

The Company leases its office space on an annual basis. Rent for the nine months ended September 30, 2016 was $21,625.

Note J – Backlog

The estimated gross revenue to be performed on uncompleted projects and signed contracts at September 30, 2016 was $499,000.

Note K – Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has reported recurring losses from operations and negative cash flows from operations for the past 2 years.  As a result, there is an accumulated deficit of at September 30, 2016.

============================================================================================================================================

SoOum Corp.
New York, New York

PRO FORMA BALANCE SHEETS

	SoOum Corp.	Western Grade LLC	Pro Forma adjustments		Pro Forma Consolidated
			as of closing date		as of closing date
	9/30/2016	9/30/2016	10/6/2016		10/6/2016

ASSETS
Cash and Cash Equivalants	$ 7,102	$ 115,038	$ —		$ 122,140
Accounts Receivable - Net of Allowance for Doubtful Accounts	—	243,331			243,331
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	—	2,590			2,590
Employee Advances	—	5,275			5,275
Notes Receivable - Related Parties	—	152,091			152,091
Prepaid Expenses	10,000	—			10,000

Total Current Assets	17,102	518,325			535,427

Property and Equipment - Net of Accumulated Depreciation	—	397,762			397,762

Goodwill	—	—	3,029,420	A, B	3,029,420

TOTAL ASSETS	$ 17,102	$ 916,087	$ 3,029,420		$ 3,962,609

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities
Current Liabilities
Line of Credit	$ —	$ 959,088	$ —		959,088
Notes Payable - Due Within One Year	—	59,751	—		59,751
Notes Payable - Affiliates	12,467	—	—		12,467
Convertible Notes Payable - Net of Discounts of $36,667	131,058	—	—		131,058
Derivative Liability	491,173	—	—		491,173
Accounts Payable	22,360	410,980	—		433,340
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	—	54,150	—		54,150
Accrued Expenses	566,040	39,684	—		605,724

Total Current Liabilities	1,223,098	1,523,653	—		2,746,751

Other Liabilities
Notes Payable - Due After One Year	—	72,321	—		72,321
Note Payable - Member	—	249,533	—		249,533

Total Liabilities	1,223,098	1,845,507	—		3,068,605

Stockholders' Equity (Deficit)
Common Stock; $0.0001 Par, 5,000,000,000 Shares Authorized; 526,817,927 Shares Issued and Outstanding	10,682	—	42,000	A	52,682

Preferred Stock; $0.0001 Par, 50,000,000 Shares Authorized; 25,000,000 Shares Issued and Outstanding	2,500	—	—		2,500

Preferred Stock; Class B $0.0001 Par, 10,000,000 Shares Authorized; 9,100,000 Shares Issued and Outstanding	910	—	—		910

Preferred Stock; Class C $0.0001 Par, 10,000,000 Shares Authorized; 1,690,000 Shares Issued and Outstanding	169	—	—		169

Additional Paid- In-Capital	7,850,291	—	2,058,000	A	9,908,291

Deficit	(9,070,548)	(929,420)	929,420	B	(9,070,548)

Total Shareholders' Equity (Deficit)	(1,205,996)	(929,420)	3,029,420		894,004

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 17,102	$ 916,087	$ 3,029,420		$ 3,962,609

A Reflect acquistion of Western Grade LLC - 420,000,000 shares Common at FMV of $2,100,000 at 100% control

B Reflect merger of Western Grade LLC into SoOum Corp.

See Financial Statement Notes

SoOum Corp.
New York, New York

PRO FORMA STATEMENT OF OPERATIONS

	SoOum Corp.	Western Grade LLC	Pro Forma adjustments	Pro Forma Consolidated
	for the Nine Months Ended	for the Nine Months Ended	as of closing date	as of closing date
	9/30/2016	9/30/2016	10/6/2016	10/6/2016

Sales	$ 3,756	$ 1,963,899	$ —	$ 1,967,655

Cost of Sales	935	1,533,792	—	1,534,727

Gross Profit	2,821	430,107	—	432,928

Expenses
General and Administrative	279,280	1,247,752	—	1,527,032

Total Expenses	279,280	1,247,752	—	1,527,032

Loss Before Other Income and Expense	(276,459)	(817,645)	—	(1,094,104)

Other Income and (Expense)
Gain on Sale of Assets	—	5,160	—	5,160
Gain on Derivative	362,330	—	—	362,330
Interest Expense	(596,205)	(2,703)	—	(598,908)
Leased Employee Income	—	19,056	—	19,056
Write Off of Liabilities	6,550,616	—	—	6,550,616

Total Other Income and (Expense)	6,316,741	21,513	—	6,338,254

Income (Loss) from Operations Before
Provision for Taxes	6,040,282	(796,132)	—	5,244,150

Provision for Taxes	—	—	—	—

Net Income (Loss) for the Period	$ 6,040,282	$ (796,132)	—	$ 5,244,150

Basic and Diluted Net Loss Per Share	$ 0.08		$ —

Weighted Average Shares Outstanding	74,317,927		—

See Financial Statement Notes

====================================================================================================

SoOum Corp.
New York, New York

PRO FORMA BALANCE SHEETS

	SoOum Corp.	Western Grade LLC	Pro Forma adjustments		Pro Forma Consolidated
			as of closing date		as of closing date
	12/31/2015	12/31/2015	10/6/2016		10/6/2016

ASSETS
Cash and Cash Equivalants	$ 41	$ 93,374	$ —		$ 93,415
Accounts Receivable - Net of Allowance for Doubtful Accounts	—	778,116	—		778,116
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	—	734	—		734
Employee Advances	—	5,275	—		5,275
Notes Receivable - Related Parties	297	161,918	—		162,215
Prepaid Expenses	—	—	—		—

Total Current Assets	338	1,039,417	—		1,039,755

Property and Equipment - Net of Accumulated Depreciation	—	664,245	—		664,245

Goodwill	—	—	2,133,242	A, B	2,133,242

TOTAL ASSETS	$ 338	$ 1,703,662	$ 2,133,242		$ 3,837,242

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities
Current Liabilities
Line of Credit	$ —	$ 795,268	$ —		$ 795,268
Notes Payable - Due Within One Year	441,421	91,629	—		533,050
Notes Payable - Affiliates	1,102,785	—	—		1,102,785
Judgements Payable	1,138,264	—	—		1,138,264
Convertible Notes Payable - Net of Discounts of $5,371	120,187	—	—		120,187
Derivative Liability	256,273	—	—		256,273
Deferred Retirement Benefits	438,782	—	—		438,782
Accounts Payable	844,542	637,150	—		1,481,692
Advances from Shareholders	149,185	—	—		149,185
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	—	625	—		625
Accrued Expenses	2,866,180	11,211	—		2,877,391

Total Current Liabilities	7,357,619	1,535,883	—		8,893,502

Other Liabilities
Notes Payable - Due After One Year	—	198,662	—		198,662
Note Payable - Member	—	2,359	—		2,359

Total Liabilities	7,357,619	1,736,904	—		9,094,523

Stockholders' Deficit
Common Stock; $0.0001 Par, 5,000,000,000 Shares Authorized; 480,788,382 Shares Issued and Outstanding	6,079	—	42,000	A	48,079

Preferred Stock; $0.0001 Par, 50,000,000 Shares Authorized; 25,000,000 Shares Issued and Outstanding	2,500	—	—		2,500

Preferred Stock; Class B $0.0001 Par, 10,000,000 Shares Authorized; 9,100,000 Shares Issued and Outstanding	910	—	—		910

Preferred Stock; Class C $0.0001 Par, 10,000,000 Shares Authorized; 1,690,000 Shares Issued and Outstanding	169	—	—		169

Additional Paid- In-Capital	7,743,891	—	2,058,000	A	9,801,891

Deficit	(15,110,830)	(33,242)	33,242	B	(15,110,830)

Total Shareholders' Deficit	(7,357,281)	(33,242)	2,133,242		(5,257,281)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 338	$ 1,703,662	$ 2,133,242		$ 3,837,242

A	Reflect acquisition of Western Grade LLC - 420,000,000 shares Common at FMV of $2,100,000 at 100% control

B	Reflect merger of Western Grade LLC into SoOum Corp.

See Financial Statement Notes

SoOum Corp.
New York, New York

PRO FORMA STATEMENT OF OPERATIONS

	SoOum Corp.	Western Grade LLC	Pro Forma adjustments	Pro Forma Consolidated
	for the Year Ended	for the Year Ended	as of closing date	as of closing date
	12/31/2015	12/31/2015	10/6/2016	10/6/2016

Sales	$ 46,842	$ 5,137,640	$ —	$ 5,184,482

Cost of Sales	43,952	4,254,201	—	4,298,153

Gross Profit	2,890	883,439	—	886,329

Expenses
General and Administrative	1,339,849	1,099,185	—	2,439,034

Total Expenses	1,339,849	1,099,185	—	2,439,034

Loss Before Other Income and Expense	(1,336,959)	(215,746)	—	(1,552,705)

Other Income and (Expense)
Gain on Conversion Feature of Preferred Shares	12,845,480	—		12,845,480
Gain on Sale of Assets	—	17,000	—	17,000
Loss on Derivative	(37,878)	—	—	(37,878)
Interest Expense	(663,192)	4,746	—	(658,446)
Leased Employee Income	—	—	—	—
Write Off of Liabilities	215,336	—	—	215,336

Total Other Income and (Expense)	12,359,746	21,746	—	12,381,492

Income (Loss) from Operations Before
Provision for Taxes	11,022,787	(194,000)	—	10,828,787

Provision for Taxes	—	—	—	—

Net Income (Loss) for the Period	$ 11,022,787	$ (194,000)	—	$ 10,828,787

Basic and Diluted Net Loss Per Share	$ 1.00		$ —

Weighted Average Shares Outstanding	10,983,378

See Financial Statement Notes

===========================================================================================================

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SoOum Corp.
New York, New York

PRO FORMA BALANCE SHEETS

	SoOum Corp.	Western Grade LLC	Pro Forma adjustments		Pro Forma Consolidated
			as of closing date		as of closing date
	12/31/2014	12/31/2014	10/6/2016		10/6/2016

ASSETS
Cash and Cash Equivalants	$ 4	$ 105,495	$ —		$ 105,499
Accounts Receivable - Net of Allowance for Doubtful Accounts	—	509,099	—		509,099
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	—	35,290	—		35,290
Notes Receivable - Related Parties	—	158,199	—		158,199

Total Current Assets	4	808,083	—		808,087

Property and Equipment - Net of Accumulated Depreciation	—	843,724	—		843,724

Goodwill	—	—	1,939,242	A, B	1,939,242

TOTAL ASSETS	$ 4	$ 1,651,807	$ 1,939,242		$ 3,591,053

LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities
Current Liabilities
Line of Credit	$ —	$ 806,585	$ —		$ 806,585
Notes Payable - Due Within One Year	441,421	55,642	—		497,063
Notes Payable - Affiliates	1,100,611	—	—		1,100,611
Judgements Payable	1,102,510	—	—		1,102,510
Convertible Notes Payable - Net of Discounts of $5,371	75,189	—	—		75,189
Derivative Liability	168,248	—	—		168,248
Deferred Retirement Benefits	438,782	—	—		438,782
Accounts Payable	822,182	386,157	—		1,208,339
Advances from Shareholders	149,185	—	—		149,185
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	—	24,411	—		24,411
Accrued Expenses	15,486,885	16,375	—		15,503,260
Customer Deposits	—	22,356	—		22,356

Total Current Liabilities	19,785,013	1,311,526	—		21,096,539

Other Liabilities
Notes Payable - Due After One Year	—	179,523	—		179,523

Total Liabilities	19,785,013	1,491,049	—		21,276,062

Stockholders' Deficit
Common Stock; $0.0001 Par, 5,000,000,000 Shares Authorized; 424,440,961 Shares Issued and Outstanding	444	—	42,000	A	42,444

Preferred Stock; $0.0001 Par, 50,000,000 Shares Authorized; 25,000,000 Shares Issued and Outstanding	2,500	—	—		2,500

Preferred Stock; Class B $0.0001 Par, 10,000,000 Shares Authorized; 9,100,000 Shares Issued and Outstanding	910	—	—		910

Preferred Stock; Class C $0.0001 Par, 10,000,000 Shares Authorized; 1,690,000 Shares Issued and Outstanding	169	—	—		169

Stock Subscriptions Payable	10,000	—	—		10,000

Additional Paid- In-Capital	6,334,585	—	2,058,000	A	8,392,585

Deficit	(26,133,617)	160,758	(160,758)	B	(26,133,617)

Total Shareholders' Deficit	(19,785,009)	160,758	1,939,242		(17,685,009)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 4	$ 1,651,807	$ 1,939,242		$ 3,591,053

A	Reflect acquisition of Western Grade LLC - 420,000,000 shares Common at FMV of $2,100,000 at 100% control

B	Reflect merger of Western Grade LLC into SoOum Corp.

See Financial Statement Notes

SoOum Corp.
New York, New York

PRO FORMA STATEMENT OF OPERATIONS
	SoOum Corp.	Western Grade LLC	Pro Forma adjustments	Pro Forma Consolidated
	for the Year Ended	for the Year Ended	as of closing date	as of closing date
	12/31/2014	12/31/2014	10/6/2016	10/6/2016

Sales	$ 1,992	$ 4,532,865	$ —	$ 4,534,857

Cost of Sales	—	2,818,209	—	2,818,209

Gross Profit	1,992	1,714,656	—	1,716,648

Expenses
General and Administrative	632,478	1,929,056	—	2,561,534

Total Expenses	632,478	1,929,056	—	2,561,534

Loss Before Other Income and Expense	(630,486)	(214,400)		(844,886)

Other Income and (Expense)
Gain on Derivative	86,998	—	—	86,998
Gain on Sale of Assets	—	141,255	—	141,255
Impairment of Goodwill	(480,000)	—		(480,000)
Loss on Conversion	(293,811)	—		(293,811)
Loss on Conversion Feature of Preferred Shares	(12,845,480)	—		(12,845,480)
Interest Expense	(588,463)	4,858	—	(583,605)

Total Other Income and (Expense)	(14,120,756)	146,113	—	(14,061,641)

Income (Loss) from Operations Before
Provision for Taxes	(14,751,242)	(68,287)	—	(14,906,527)

Provision for Taxes	—	—	—	—

Net Income (Loss) for the Period	$ (14,751,242)	$ (68,287)	—	$ (14,906,527)

Basic and Diluted Net Loss Per Share	$ (7.06)		$ —

Weighted Average Shares Outstanding	2,088,203		—

See Financial Statement Notes

SoOum Corp.

New York, New York

NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE A -  BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheets as at September 30, 2016, December 31, 2015 and 2014, and the unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2016 and the years ended December 31, 2015 and 2014 (the “Pro Forma Consolidated Financial Statements”) of SoOum Corp., have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of SoOum Corp., and the financial statements of Western Grade LLC.  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 100% of the issued and outstanding capital stock of Western Grade (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at September 30, 2016 gives effect to the acquisition of Western Grade LLC by SoOum Corp., as if it had occurred on October 6, 2016.  The unaudited pro forma consolidated statements of loss for the nine months ended September 30, 2016 and for the years ended December 31, 2015 and 2014 give effect to the Acquisition as if it had occurred on January 1, 2014.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited interim financial statements of SoOum Corp. for nine month period ended September 30, 2016
b)	the unaudited financial statements of SoOum Corp for the twelve month period ended December 31, 2015
c)	the unaudited financial statements of SoOum Corp for the twelve month period ended December 31, 2014
d)	the unaudited condensed interim financial statements of Western Grade LLC for nine month period ended September 30, 2016
e)	the audited financial statements of Western Grade LLC for the year ended December 31, 2015.
f)	the audited financial statements of Western Grade LLC for the year ended December 31, 2015.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of SoOum Corp. and Western Grade LLC. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of Western Grade LLC for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

SoOum Corp.

New York, New York

NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE B -   SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in SoOum Corp’s audited financial statements as at December 31, 2015 and Western Grades ’s unaudited condensed interim financial statements for the nine months ended September 30, 2016. Management has determined that no material adjustments are necessary to conform Western Grade’s financial statements to the accounting policies used by SoOum Corp. in the preparation of these Pro Forma Consolidated Financial Statements.

NOTE C -   DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On October 6, 2016, SoOum Corp., a Minnesota Corporation (the “Company”) acquired all of the outstanding member interests of Western Grade LLC, a LLC formed in the state of Arizona (“Target”), from Target’s members, which represents 100% shares of Target’s members’ interests, in exchange for 420,000,000 shares of the Company's common stock (the “Transaction”) pursuant to the 100% acquistion entered into by and between Target and the Company (the “Agreement”). Pursuant to the Agreement, Western Grade LLC became a wholly-owned subsidiary of the Company.

Note D -  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all member interests of Western Grade LLC have been exchanged for SoOum Corp., common shares at the date of the Acquisition

a) The unaudited pro forma consolidated balance sheet as at September 30, 2016 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on January 1, 2014:

i) To eliminate the book value of Western Grade LLC’s equity accounts and to adjust outstanding common shares.

     b)The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 is prepared as if the Acquisition had occurred on January 1, 2014. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition.

NOTE E -  PRO FORMA COMMON STOCK

Pro forma common stock as at September 30, 2016 has been determined as follows:

	September 30, 2016
	Common Shares	Amount ($)
Common stock of Acquirer, Inc. at September 30, 2016	106,817,927	10,682,
Common Shares Issued	420,000,000	42,000
Pro forma common stock at September 30, 2016	526,817,927	52,682